Capital Group Core Balanced ETF
Investment portfolio
September 30, 2023
unaudited
Common stocks 62.91% Information technology 12.64%	Shares	Value (000)
Broadcom, Inc.	1,468	$1,219
Microsoft Corp.	3,530	1,115
ASML Holding NV (ADR)	723	426
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,250	369
TE Connectivity, Ltd.	2,141	265
Apple, Inc.	1,273	218
Oracle Corp.	1,722	182
		3,794
Health care 9.78%
UnitedHealth Group, Inc.	1,388	700
Eli Lilly and Co.	930	500
Gilead Sciences, Inc.	6,279	471
Vertex Pharmaceuticals, Inc.[1]	982	341
Thermo Fisher Scientific, Inc.	554	280
Pfizer, Inc.	5,999	199
Regeneron Pharmaceuticals, Inc.[1]	219	180
AstraZeneca PLC (ADR)	2,067	140
Novo Nordisk AS, Class B	1,346	123
		2,934
Financials 7.78%
Aon PLC, Class A	1,186	385
Apollo Asset Management, Inc.	3,851	346
JPMorgan Chase & Co.	2,055	298
Mastercard, Inc., Class A	520	206
Capital One Financial Corp.	2,044	198
Arthur J. Gallagher & Co.	817	186
Blue Owl Capital, Inc., Class A	12,457	162
Intercontinental Exchange, Inc.	1,374	151
Blackstone, Inc.	1,373	147
CME Group, Inc., Class A	690	138
Wells Fargo & Co.	2,911	119
		2,336
Consumer discretionary 7.36%
Home Depot, Inc.	2,307	697
Booking Holdings, Inc.[1]	171	527
LVMH Moët Hennessy-Louis Vuitton SE	407	308
General Motors Co.	7,249	239
D.R. Horton, Inc.	1,531	165
Darden Restaurants, Inc.	1,148	165
Royal Caribbean Cruises, Ltd.[1]	1,187	109
		2,210
Capital Group Core Balanced ETF — Page 1 of 5

unaudited
Common stocks (continued) Communication services 6.03%	Shares	Value (000)
Alphabet, Inc., Class C1	4,756	$627
Meta Platforms, Inc., Class A1	1,981	595
Comcast Corp., Class A	7,149	317
Charter Communications, Inc., Class A1	309	136
Take-Two Interactive Software, Inc.[1]	953	134
		1,809
Industrials 5.82%
Boeing Co.[1]	1,867	358
L3Harris Technologies, Inc.	1,969	343
Caterpillar, Inc.	926	253
CSX Corp.	7,760	238
Northrop Grumman Corp.	529	233
Southwest Airlines Co.	7,212	195
Rockwell Automation	438	125
		1,745
Materials 4.87%
Wheaton Precious Metals Corp.	5,128	208
Royal Gold, Inc.	1,944	207
Linde PLC	537	200
Corteva, Inc.	3,398	174
Lundin Mining Corp.	20,340	151
Franco-Nevada Corp.	1,092	146
First Quantum Minerals, Ltd.	5,758	136
ATI, Inc.[1]	2,936	121
Nucor Corp.	757	118
		1,461
Consumer staples 4.16%
Philip Morris International, Inc.	5,384	498
Constellation Brands, Inc., Class A	1,045	263
Altria Group, Inc.	4,756	200
Archer Daniels Midland Co.	2,065	156
Target Corp.	1,194	132
		1,249
Energy 3.96%
Canadian Natural Resources, Ltd.	8,867	573
ConocoPhillips	2,345	281
Halliburton Co.	4,841	196
Hess Corp.	908	139
		1,189
Real estate 0.51%
Extra Space Storage, Inc. REIT	1,252	152
Total common stocks (cost: $18,767,000)		18,879
Investment funds 33.18%
Capital Group Core Plus Income ETF[2]	463,079	9,956
Total Investment funds (cost: $10,007,000)		9,956
Capital Group Core Balanced ETF — Page 2 of 5

unaudited
Short-term securities 3.10% Money market investments 3.10%	Shares	Value (000)
Capital Group Central Cash Fund 5.44%[2,3]	9,313	$931
Total short-term securities (cost: $931,000)		931
Total investment securities 99.19% (cost: $29,705,000)		29,766
Other assets less liabilities 0.81%		243
Net assets 100.00%		$30,009
Investments in affiliates2

	Value of affiliates at 9/26/2023[4] (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2023 (000)	Dividend or interest income (000)
Investment funds 33.18%
Capital Group Core Plus Income ETF	$—	$10,007	$—	$—	$(51)	$9,956	$45
Short-term securities 3.10%
Money market investments 3.10%
Capital Group Central Cash Fund 5.44%[3]	—	931	—	—	—[5]	931	—
Total 36.28%				$—	$(51)	$10,887	$45
[1]	Security did not produce income during the last 12 months.
[2]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Rate represents the seven-day yield at September 30, 2023.
[4]	Commencement of operations.
[5]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Balanced ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of September 30, 2023, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Capital Group Core Balanced ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
ETGEFP3-314-1123O-S90635	Capital Group Core Balanced ETF — Page 5 of 5